SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State or other
jurisdiction of             (Commission                      (IRS Employer
corporation)                File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code
                               ________________________
              (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On April 7, 2006, a class action complaint (the "Labarbara Complaint") was filed in the District Court of Clark County, Nevada (Case No. A520100), which complaint is identical to the complaint filed on April 6, 2006 (the "Trozzi Complaint") that Riviera Holdings Corporation (the "Company") reported in its April 10, 2006 Form 8-K, except that the named plaintiff in the Labarbara Complaint is Phillip Labarbara and one of the three law firms representing the plaintiff is different than in the Trozzi Complaint. The Labarbara Complaint was served on the Company on April 10, 2006.

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         Also on April 10, 2006, the Company was notified by Mr. Trozzi, the named plaintiff in the Trozzi complaint, that he did not agree to be a party to a lawsuit against the Company or to have such a lawsuit filed in his name.
         The Company believes the allegations in the Labarbara Complaint and the Trozzi Complaint are without merit.
         The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as and when expressly set forth by such specific reference in such filing.








































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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2006                         RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO